Exhibit 10.6

AMENDMENT NO. 11 TO

AGREEMENT NO. 20100106.054.C

After all Parties have signed, this Amendment is made effective as of the last date signed by a Party ("Effective Date") and is between Mobilelron, Inc., a Delaware corporation ("Supplier"), and AT&T Services, Inc., a Delaware corporation ("AT&T"), each of which may be referred to in the singular as a "Party" or in the plural as the "Parties".

WITNESSETH

WHEREAS, Supplier and AT&T entered into Agreement No. 20100106.054.C on April 22, 2010 (the "Agreement"), as previously amended; and

WHEREAS, Supplier and AT&T desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

Extend the expiration date of the agreement to: May 1, 2019.

The terms and conditions of the Agreement in all other respects remain unmodified and in full force and effect.

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to the Agreement  to be executed, as of the Effective Date.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

Mobilelron, Inc.	AT&T Services, Inc.
By: /s/ Laurel Finch	By: /s/ Elaine Bauer Zabriskie
Printed Name: Laurel Finch	Printed Name: Elaine Bauer Zabriskie
Title: VP, General Counsel	Title: Sr. Contract Manager
Date: April 4, 2016	Date: April 4, 2016

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.